(Principal Preservation Logo)
                             Cash Reserve Portfolio


                                 ANNUAL REPORT
                                TO SHAREHOLDERS


                               DECEMBER 31, 1995

PRINCIPAL PRESERVATION PORTFOLIOS, INC. - CASH RESERE PORTFOLIO


                         ANNUAL REPORT TO SHAREHOLDERS

                                                               February 26, 1996
Dear Cash Reserve Shareholder:

  During 1995, the portfolio manager of the Prime Money Market Portfolio continued to reduce its positions in Farmers Home Administration and Small Business Administration floating rate securities, and further diversified the portfolio by investing in commercial paper issues with a laddered maturity structure. Toward the end of 1995, the short end of the yield curve was inverted, resulting in yields on overnight repurchase agreements that exceeded yields on three month U.S. Treasury Bills. As the yield curve began to normalize, the manager began to move into long U.S. Treasury Bills extending the Portfolio's average maturity to 57 days on December 31, 1995.

  As of December 31, 1995, the portfolio held approximately 17% in overnight repurchase agreements collateralized by U.S. Treasury securities, 42% in discount commercial paper and the remaining 40% in U.S. Government and Agency obligations.

  Management believes that during the first half of the year there will be recessionary pressures on the Federal Reserve to lower the overnight lending rate thereby causing short term interest rates to fall. The seven day yield of the Cash Reserve Portfolio began the year at 4.77% and closed at 5.04% on December 31, 1995.

  The results of the shareholders meeting held on April 26, 1995 to elect Directors and ratify the appointment of Price Waterhouse LLP as Independent Accountants were as follows:

                                          DIRECTORS     ACCOUNTANTS
                                          ---------     -----------
            Total Shares Outstanding     58,789,157     58,789,157
            Shares Voted in Favor        56,955,664     56,315,311
            Shares Voting Against           873,534      1,513,886

  On December 31, 1995, at the close of business, Cash Reserve Portfolio and Prospect Hill Prime Money Market Fund (''Prospect Hill'') both withdrew their assets (subject to their liabilities) from the Prime Money Market Portfolio. Prospect Hill then transferred its assets to Principal Preservation Cash Reserve Portfolio in exchange for shares of Cash Reserve's newly-designated Institutional Class. To distinguish your shares of Cash Reserve from this new Institutional Class, your shares will now be referred to as Class X Common Stock, or Retail Shares, of Cash Reserve. This entire transaction is explained in more detail in the footnotes to the accompanying financial statements of Prime Money Market Portfolio and Cash Reserve. On behalf of The Prime Portfolios' Trustees, it has been our pleasure to serve you.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski


                                          Robert J. Tuszynski
                                          Chairman - The Prime Portfolios

The report contained herein is meant to be information to the existing shareholders of Principal Preservation. This does not constitute an offer to sell and should an investor wish to receive more information about the portfolios, they should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the fund.

PRINCIPAL PRESERVATION PORTFOLIOS, INC. - CASH RESERVE PORTFOLIO
FINANCIAL HIGHLIGHTS


                                                               FOR THE PERIOD
                                                                APRIL 5, 1993
                                           FOR THE     FOR THE  (COMMENCEMENT
                                        YEAR ENDED  YEAR ENDED OF OPERATIONS)
                                      DECEMBER 31, DECEMBER 31, TO DECEMBER 31,
                                              1995        1994           1993
                                      ------------ -----------  -------------

(Selected data for each share of the Fund outstanding throughout the periods)

Net asset value, beginning of period         $1.00       $1.00          $1.00
                                             -----       -----          -----
Income from investment operations:
  Net investment income                       0.05        0.04           0.02
Less distributions:
  Dividends from net investment income      (0.05)      (0.04)         (0.02)
                                            ------       -----          -----
Net asset value, end of period               $1.00       $1.00          $1.00
                                           -------     -------        -------
                                           -------     -------        -------
Total investment return (b)<F2>              5.32%       3.64%     2.99% (a)<F1>
Ratios/Supplemental Data:
  Net assets, end of period
   (nearest thousand)                      $86,590     $52,593        $47,768
  Ratio of expenses to
  average net assets (c)<F3>                 0.79%       1.05%     1.03% (a)<F1>
  Capital contributions (d)<F4>              0.06%           -              -
  Ratio of net investment income
  to average net assets (c)<F3>              5.23%       3.62%     2.73% (a)<F1>


(a)<F1>Annualized.
(b)<F2>As described in the notes to the Prime Money Market Portfolio's financial statements, had the advisers not made capital contributions, the adjusted annualized total return would have been 5.26%, 1.91% and 2.99% for 1995, 1994 and 1993, respectively.
(c)<F3>Reflects the Fund's share of Prime Money Market Portfolio's expenses as well as a voluntary waiver of fees and an expense reimbursement by the Portfolio's adviser. If the voluntary waivers and expense reimbursement had not been in place, the annualized ratios of net investment income and expenses to average net assets would have been 4.86% and 1.16% respectively, for the year ended December 31, 1995, and 3.35% and 1.32%, respectively, for the year ended December 31, 1994, and 2.44% and 1.32%, respectively, for the period ended December 31, 1993.
(d)<F4>For the year ended December 31, 1995, the manner in which capital contributions are presented changed from the prior year as a result of a recent Securities and Exchange Commission Division of Investment Management letter clarifying the presentation of capital contributions. For the year ended December 31, 1995, capital contributions are presented in the financial statements of both the Fund and Prime Money Market Portfolio, whereas in 1994 capital contributions were presented in the Prime Money Market Portfolio's financial statements only.

    The accompanying notes are an integral part of the financial statements.

PRINCIPAL PRESERVATION PORTFOLIOS, INC. - CASH RESERVE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995


Assets:
  Investment in Prime Money Market Portfolio              $86,689,926
  Receivable from affiliate                                    66,424
  Deferred organization expenses                               15,911
  Prepaid expenses                                             14,756
                                                           ----------
         Total Assets                                     $86,787,017
                                                           ----------
                                                           ----------
Liabilities:
  Dividends payable                                                18
  Payable to affiliates                                       128,908
  Other accrued expenses                                       68,555
                                                              -------
         Total Liabilities                                    197,481

Net Assets:
  Capital stock, $.001 per value, 300 million shares
    authorized, 86,687,788 outstanding                     86,726,790
  Undistributed net income                                          -
  Accumulated net realized loss from Portfolio              (137,254)
                                                           ----------
         Total Net Assets                                  86,589,536
                                                           ----------
         Total Liabilities and Net Assets                 $86,787,017
                                                           ----------
                                                           ----------

Net asset value, offering and redemption price per share        $1.00
                                                             --------
                                                             --------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL PRESERVATION PORTFOLIOS, INC. - CASH RESERVE PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

Investment Income From Portfolio:
  Interest income                                          $4,269,603
  Allocated expenses                                        (206,536)
                                                            ---------
         Net investment income from Portfolio               4,063,067

Expenses:
  Shareholder servicing fees                                 $174,627
  Distribution fees                                           107,180
  Administration fees                                         108,619
  Printing fees                                                50,699
  Professional fees                                             9,504
  Registration fees                                            26,617
  Fund accounting fees                                          3,000
  Amortization of organization expenses                         5,188
  Director insurance                                            8,023
  Director fees                                                 5,892
  Transfer agent fees                                           1,230
  Other expenses                                                1,000
                                                             --------
         Total expenses (before waiver)                       501,579
  Less:  Waiver of expenses                                 (150,237)
                                                             --------
         Net expenses                                         351,342
                                                             --------
Net Investment Income                                       3,711,725
         Net realized loss from Portfolio                    (14,488)
                                                            ---------
Net Increase in Net Assets Resulting From Operations       $3,697,237
                                                            ---------
                                                            ---------


PRINCIPAL PRESERVATION PORTFOLIOS, INC. - CASH RESERVE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                     FOR THE          FOR THE
                                                  YEAR ENDED       YEAR ENDED
                                           DECEMBER 31, 1995 DECEMBER 31, 1994
                                           ----------------- -----------------
Increase in Net Assets:
Operations:
  Net investment income                           $3,711,725       $1,983,397
  Net realized loss on investments                  (14,488)        (124,412)
                                                   ---------        ---------
  Net increase in net assets resulting
   from operations                                 3,697,237        1,858,985
                                                   ---------        ---------
Distributions:
  Net investment income                          (3,736,929)      (1,958,193)
                                                  ----------       ----------
  Total distributions to shareholders            (3,736,929)      (1,958,193)
                                                  ----------       ----------
Capital Transactions:
  Proceeds from sales of shares                   92,866,961       59,926,536
  Dividends reinvested                             3,961,848        1,853,944
  Payment for shares redeemed                   (62,832,764)     (56,855,676)
                                                 -----------      -----------
  Net increase in net assets resulting
   from capital transactions                      33,996,045        4,924,804
Capital contributions (See
   footnote (d) on page 2):                           39,692                -
                                                  ----------       ----------
  Total increase in net assets                    33,996,045        4,825,596
Net assets, beginning of year                     52,593,491       47,767,895
                                                  ----------       ----------
Net assets, end of year (including
  undistributed net investment income of
  -0- and $25,204, respectively)                 $86,589,536      $52,593,491
                                                  ----------       ----------
                                                  ----------       ----------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL PRESERVATION PORTFOLIOS, INC. - CASH RESERVE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995


NOTE 1 - ORGANIZATION

Principal Preservation Cash Reserve Portfolio (the ''Fund'') is a separate series of Principal Preservation Portfolios, Inc., (the ''Company''), a Maryland corporation organized in 1984. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on April 5, 1993.

Through December 31, 1995, the Fund sought to achieve its investment objective of high current income to the extent consistent with stability of principal and the maintenance of liquidity by investing all the investable assets of the Fund in Prime Money Market Portfolio (the ''Portfolio''), which, like the Fund, is an open-end, diversified management investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

As discussed in Note 6, effective January 1, 1996, pursuant to the Agreement and Plan of Reorganization and Liquidation dated December 8, 1995, the Fund withdrew its investment in the Portfolio.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

  a) VALUATION OF INVESTMENTS - The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (68% at December 31, 1995).

  b) INTEREST INCOME AND DIVIDENDS TO SHAREHOLDERS - The Fund earns interest income, net of Portfolio expenses, daily on its investment in the Portfolio. Dividends to shareholders are declared daily and paid monthly.

  c) FEDERAL INCOME TAXES - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is necessary. As of December 31, 1995, the Fund has a Federal income tax capital loss carry forward of $99,274 expiring in 2002. A capital loss carry forward of $23,011 was utilized in the year ended December 31, 1995. It is management's intention to make no distribution of any future realized capital gains until its Federal income tax capital loss carry forward is exhausted.

  d) DEFERRED ORGANIZATION EXPENSES - Expenses incurred by the Fund in connection with its organization and the initial public offering of its shares are being amortized by the Fund over the period of benefit, but not to exceed five years from the commencement of operations. These expenses were advanced by B.C. Ziegler and Company (''BCZ'') who was reimbursed by the Fund.

  e) EXPENSE ALLOCATION - The Fund bears all costs of its operations other than expenses specifically assumed by BCZ. Expenses incurred by the Company with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly.

  f) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  g) OTHER - All the net income and realized gains (losses) of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio in proportion to the average assets of each Fund at the time of such determination.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

  a) ADMINISTRATION FEES - Pursuant to an Administrative Services Agreement, BCZ provides the Fund general office facilities and supervises the overall administration of the Fund. For these services, BCZ receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets. For the year ended December 31, 1995, the Portfolio accrued administration fees aggregating $108,619. On January 1, 1996, BCZ began receiving a fee for these services computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million.

  b) DISTRIBUTION FEES - The Fund has adopted a Distribution Plan (the ''Plan'') pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the fund to make payments to BCZ to reimburse BCZ for expenditures incurred in connection with the distribution of shares to investors. Under the Plan, payments made by the Fund may not exceed 0.15% of average daily net assets. For the year ended December 31, 1995, the Portfolio accrued distribution fees aggregating $107,180.

  c) SHAREHOLDER SERVICING FEES - BCZ and certain other brokers and financial institutions serve as shareholder servicing agents for shareholder accounts opened and maintained through them by their customers. Under this agreement, BCZ receives a fee of up to .25% of the Fund's average daily net assets representing shares owned by BCZ's customers and held in accounts serviced by BCZ. BCZ also serves as transfer and dividend disbursing agent for all other shareholder accounts not serviced separately by a shareholder servicing agent. Fees currently charged by BCZ to the Fund for this service are $16 per shareholder account. For the year ended December 31, 1995, the Portfolio accrued shareholder servicing fees aggregating $174,627.

  d) ACCOUNTING FEES - BCZ also serves as the Fund's portfolio securities depository and provides accounting and pricing services to the Fund pursuant to a Depository Agreement and an Accounting/Pricing Services Agreement, respectively. BCZ receives no compensation for serving as depository, but received total accounting and pricing fees of $3,000 for the year ended December 31, 1995.

  e) DIRECTOR FEES - Independent Directors of the Company receive an annual fee of $12,000 and an additional $450 for each Board or Committee meeting attended. The Fund pays a pro rata portion of these fees. In addition, unaffiliated Directors are reimbursed for reasonable expenses incurred in relation to attendance at the meetings.

  f) WAIVER OF EXPENSES - During the year ended December 31, 1995, BCZ waived fees of $150,237 for certain expenses. These voluntary waivers may be discontinued at any time by BCZ.

NOTE 4 - INVESTMENT TRANSACTIONS

For the year ended December 31, 1995, additions and reductions in the Fund's investment in the Portfolio aggregated $92,868,370 and $63,044,177, respectively.

NOTE 5 - CAPITAL CONTRIBUTION

During the year ended December 31, 1995, BCZ contributed capital to the Cash Reserve Portfolio to offset current year realized losses of $14,488 and prior year realized losses of $25,204. Neither BCZ nor any of its affiliates received any shares of common stock or any other consideration in exchange for this contribution which further increased the assets of Portfolio.

Additionally, on December 29, 1995, BCZ made a capital contribution to Prospect Hill Prime Money Market Portfolio (''Prospect Hill'') totaling $46,981 to equalize the net asset value between Prospect Hill and Preservation Portfolios, Inc. Cash Reserve Portfolio, as well as $9,289 to offset current year losses and $32,043 to offset prior year losses.

Further, the Fund received the benefit of capital contributions made to the Portfolio during the twelve months ended December 31, 1994 to offset the decline of certain of the Portfolio securities. A discussion of the 1994 capital contributions is contained in the notes to the financial statements of the Portfolio. Such financial statements are attached to this report.

NOTE 6 - SUBSEQUENT EVENT

Effective after the close of business on December 31, 1995, and pursuant to the terms of an Agreement and Plan of Reorganization and Liquidation by and between Prospect Hill Trust (on behalf of Prospect Hill), and Principal Preservation Portfolios, Inc. (''Principal Preservation'') (on behalf of the Fund), Prospect Hill was reorganized in a tax-free reorganization into a newly-designated class of institutional shares of the Fund. In anticipation of this transaction and pursuant to action taken by the Board of Directors of Principal Preservation, immediately prior to the reorganization of Prospect Hill, the capitalization of the Fund was restructured to increase from 300 million to 400 million the number of shares of Principal Preservation's authorized common stock allocated to the Fund, and those 400 million shares were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Class) and Class Y Common Stock (Institutional Class). All outstanding shares of the Fund were redesignated (without otherwise affecting their rights and preferences) as shares of the Retail Class. Immediately prior to the reorganization, Prospect Hill and the Fund each withdrew all of their net assets from the Portfolio. Prospect Hill then transferred its net assets in exchange for shares of the Fund's Institutional Class.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of Principal
  Preservation Cash Reserve Portfolio

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Principal Preservation Cash Reserve Portfolio (the ''Fund'') (a separate series of Principal Preservation Portfolios, Inc.) at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 1995 and for the period April 5, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ''financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


Milwaukee, Wisconsin
February 26, 1996

PRIME MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


 PRINCIPAL                                       MATURITY INTEREST      VALUE
    AMOUNT                                           DATE    RATE   (NOTE 2A)
 ---------                                       -------- --------  ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 40.4%
$2,000,000  U.S. Treasury Bill                    1/25/96   5.40%  $1,993,106
 2,000,000  U.S. Treasury Bill                    5/30/96    5.85   1,954,353
 2,000,000  U.S. Treasury Bill                    7/25/96    5.35   1,939,126
 1,000,000  U.S. Treasury Bill                    7/25/96    5.46     968,909
 2,000,000  U.S. Treasury Bill                    8/22/96    5.47   1,929,194
                                                                    ---------
            Total Treasury Bills                                    8,784,688
                                                                    ---------

AGENCY FOR INTERNATIONAL DEVELOPMENT
 2,315,020  Agency for International
             Development (Israel) (b)<F6>          1/1/06    5.47   2,315,020
   455,000  Agency for International
             Development (Panama) (a)<F5>          8/1/11    6.18     455,459
                                                                    ---------
            Total Agency for International Development              2,770,479
                                                                    ---------

FARMERS HOME ADMINISTRATION (''FmHA'')
   115,372  FmHA (c)<F7>                          7/26/96    9.75     115,372
    56,848  FmHA (c)<F7>                           7/8/99    8.75      57,134
    72,901  FmHA (c)<F7>                          6/15/00    7.00      72,901
    73,645  FmHA (c)<F7>                          11/1/00    7.50      73,645
   164,397  FmHA (c)<F7>                         12/12/11    7.25     164,954
    73,312  FmHA (c)<F7>                           3/4/14    7.75      73,565
     7,902  FmHA (c)<F7>                           7/1/22    7.13       7,910
   267,480  FmHA (c)<F7>                          10/5/22    7.13     268,338
    90,867  FmHA (c)<F7>                          6/15/23    6.85      90,867
   225,951  FmHA (c)<F7>                          8/24/23    6.85     225,951
                                                                    ---------
            Total Farmers Home Administration                       1,150,637
                                                                    ---------

FEDERAL FARM CREDIT BANK (''FFCB'')
 4,005,000  FFCB Discount Note                    1/24/96    5.53   3,991,465
                                                                    ---------
            Total Federal Farm Credit Bank                          3,991,465
                                                                    ---------

FEDERAL HOME LOAN BANK (''FHLB'')
 5,000,000  FHLB Discount Note                    1/10/96    5.53   4,993,856
 1,000,000  FHLB Discount Note                    1/26/96    5.03     999,519
 5,000,000  FHLB Discount Note                    1/31/96    5.50   4,977,847
 1,000,000  FHLB Floating Rate Note (a)<F5>        3/8/96    5.51     999,812
                                                                   ----------
            Total Federal Home Loan Bank                           11,971,034
                                                                   ----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (''FHLMC'')
 2,000,000 FHLMC Discount Note                     2/1/96   5.59    1,990,684
 2,068,000  FHLMC Discount Note                    6/3/96    5.27   2,021,682
                                                                    ---------
            Total Federal Home Loan Mortgage Corporation            4,012,366
                                                                    ---------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (''FNMA'')
 2,000,000  FNMA, Discount Note                   3/15/96    5.57   1,977,410
 2,500,000  FNMA, Discount Note                   4/16/96    5.37   2,460,844
 3,000,000  FNMA                                  9/20/96    5.60   2,996,025
 2,000,000  FNMA                                  9/23/96    5.50   1,995,465
 2,000,000  FNMA                                 12/10/96    7.70   2,039,575
                                                                   ----------
            Total Federal National Mortgage Association            11,469,319
                                                                   ----------
STUDENT
LOAN MARKETING ASSOCIATION (''SLMA'')
 2,000,000  SLMA Floating Rate Note (a)<F5>      12/20/96    5.26   2,000,000
                                                                    ---------
            Total Student Loan Marketing Association                2,000,000
                                                                    ---------

SMALL BUSINESS ADMINISTRATION (''SBA'')
   613,982  SBA Pool #500981  (c)<F7>             7/25/05    7.50     620,198
   117,197  SBA Pool #501140  (c)<F7>             9/25/06    7.13     117,690
   665,589  SBA Pool #501934  (c)<F7>             7/25/09    6.88     669,441
    25,913  SBA Pool #501471  (c)<F7>             2/25/11   10.38      28,739
   167,721  SBA Pool #500263  (c)<F7>             4/25/12    8.00     172,179
 1,381,656  SBA Pool #502348  (c)<F7>             9/25/13    6.63   1,381,656
   439,688  SBA Pool #501218  (c)<F7>             7/25/15    7.25     447,349
   755,685  SBA Pool #502122  (c)<F7>             1/25/18    6.75     762,826
   429,342  SBA Loan  (c)<F7>                     1/15/04    8.23     440,475
    87,708  SBA Loan  (c)<F7>                     6/15/05    7.63      89,389
   352,776  SBA Loan  (c)<F7>                     7/15/05    7.63     359,740
   279,575  SBA Loan  (c)<F7>                    12/15/06    7.73     286,395
                                                                    ---------
            Total Small Business Administration                     5,376,077
                                                                    ---------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                       51,526,065
                                                                   ----------

SHORT TERM - 59.4%
COMMERCIAL PAPER
 3,000,000  American General Corporation          1/11/96    5.58   2,995,815
 1,000,000  American General Corporation           4/4/96    5.50     985,792
 2,000,000  American General Corporation          4/11/96    5.48   1,969,556
 3,000,000  American Express Credit Corporation    1/9/96    5.62   2,996,721
 2,000,000  American Express Credit Corporation   4/25/96    5.39   1,965,863
 1,000,000  American Express Credit Corporation   6/18/96    5.46     974,520
 3,000,000  Associates Corporation                2/21/96    5.67   2,976,375
 1,000,000  Associates Corporation                 3/4/96    5.52     990,493
 2,000,000  Associates Corporation                3/29/96    5.53   1,973,272
 2,000,000  The CIT Group Holdings Corporation    1/31/96    5.67   1,990,865
 2,000,000  The CIT Group Holdings Corporation    3/28/96    5.55   1,973,483
 2,000,000  The CIT Group Holdings Corporation    4/10/96    5.52   1,969,640
 2,000,000  Commercial Credit Corporation         1/19/96    5.74   1,994,579
 1,000,000  Commercial Credit Corporation         1/25/96    5.68     996,371
 3,000,000  Commercial Credit Corporation         1/25/96    5.60   2,989,267
 2,000,000  Ford Motor Credit Corporation          1/4/96    5.60   1,999,378
 2,000,000  Ford Motor Credit Corporation         2/12/96    5.69   1,987,039
 1,000,000  Ford Motor Credit Corporation          4/1/96    5.58     986,050
 1,000,000  Ford Motor Credit Corporation          4/1/96    5.47     986,325
 2,000,000  General Electric Capital Corporation  1/22/96    5.62   1,993,755
 2,000,000  General Electric Capital Corporation  1/25/96    5.61   1,992,832
 1,000,000  General Electric Capital Corporation  1/30/96    5.55     995,715
 1,000,000  General Electric Capital Corporation  4/11/96    5.49     984,750
 3,000,000  Household Finance Corporation          1/3/96    5.63   2,999,531
 2,000,000  Household Finance Corporation          2/9/96    5.50   1,988,389
 1,000,000  Household Finance Corporation         4/15/96    5.40     984,400
 2,000,000  Norwest Financial                      2/7/96    5.70   1,988,600
 1,000,000  Norwest Financial                     2/23/96    5.50     992,056
 2,000,000  Norwest Financial                      3/4/96    5.58   1,980,780
 1,000,000  Norwest Financial                     6/10/96    5.45     975,778
                                                                   ----------
            Total Commercial Paper                                 53,577,990
                                                                   ----------

REPURCHASE AGREEMENT
22,066,279  First Boston Corp.                     1/2/96    5.70  22,066,279
            (Agreement dated 12/29/95, collateralized
             by $20,395,000 par value in
            U.S. Treasury Notes due 8/15/04,
            $22,622,516.41 market value)

TOTAL SHORT TERM                                                   75,644,269
                                                                  -----------
Total Investments, at Amortized Cost - 99.8%                      127,170,334
Other Assets, less Liabilities - 0.2%                                 193,449
                                                                  -----------
Net Assets - 100%                                                $127,363,783
                                                                  -----------
Notes to Schedule of Investments
--------------------------------

(a)<F5>The security has a floating/variable rate coupon payment tied to the Treasury Bill lending rate. The coupon payment adjusts weekly or quarterly thereby reducing the effective maturity to one year or less.
(b)<F6>The security has a floating/variable rate coupon payment tied to the 6 month LIBOR lending rate. The coupon payment adjusts weekly thereby reducing the effective maturity to one year or less.
(c)<F7>The security has a floating/variable rate coupon payment tied to the Prime lending rate. The coupon payment adjusts either daily, monthly, quarterly, semi-annually or annually thereby reducing the effective maturity to one year or less.

See notes to financial statements.

PRIME MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS:
  Investments in securities, at amortized cost and value:
   U.S. Government and agency obligations                 $51,526,065
   Short-term investments                                  75,644,269
  Interest receivable                                         381,383
  Receivable from affiliate                                    61,247
                                                          -----------
      Total Assets                                        127,612,964

LIABILITIES:
  Advisory fee payable                              $50,668
  Administrative fee payable                         28,122
  Depository fee payable                             41,661
  Fund accounting fee payable                        32,723
  Other accrued expenses                             96,007
                                                     ------
      Total Liabilities                                       249,181
                                                          -----------
NET ASSETS                                               $127,363,783
                                                          -----------
                                                          -----------
REPRESENTED BY:
      Paid-in capital                                    $127,363,783
                                                          -----------
                                                          -----------

PRIME MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


INTEREST INCOME                                            $6,936,078
                                                            ---------
EXPENSES:
  Investment advisory fees                          232,297
  Administrative fees                               114,635
  Depository fees                                    54,956
  Professional fees                                  64,289
  Fund accounting fees                               42,142
  Compensation of trustees                           26,565
  Insurance fees                                      8,050
  Printing                                            2,460
                                                   --------
      Total Expenses                                545,394
  Less:  Waiver of advisory fees                  (174,070)
         Waiver of administrative fees             (18,811)
                                                  ---------
      Net Expenses                                            352,513
                                                            ---------
NET INVESTMENT INCOME                                       6,583,565
      Net realized loss from investments                     (23,778)
                                                            ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $6,559,787
                                                            ---------
                                                            ---------

See notes to financial statements.

PRIME MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                     FOR THE          FOR THE
                                                  YEAR ENDED       YEAR ENDED
                                                DECEMBER 31,     DECEMBER 31,
                                                        1995             1994
                                                ------------     ------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income                           $6,583,565       $4,851,575
  Net realized loss from investments               ($23,778)      (2,173,642)
                                                   ---------       ----------
  Net increase in net assets resulting
  from operations                                  6,559,787        2,677,933

CAPITAL TRANSACTIONS:
  Contributions                                  373,372,253      418,360,333
  Withdrawals                                  (349,027,857)    (407,820,077)
                                                ------------     ------------
  Net increase in net assets resulting
  from capital transactions                       24,344,396       10,540,256

CAPITAL CONTRIBUTIONS (NOTE 5):                      128,005        1,921,146
                                                  ----------       ----------
  Total increase in net assets                    31,032,188       15,139,335

NET ASSETS:
  Beginning of year                               96,331,595       81,192,260
                                                 -----------       ----------
  End of year                                   $127,363,783      $96,331,595
                                                 -----------       ----------
                                                 -----------       ----------

PRIME MONEY MARKET PORTFOLIO
SUPPLEMENTARY DATA


                                                                 FOR THE PERIOD
                                                                 APRIL 5, 1993
                                           FOR THE        FOR THE (COMMENCEMENT
                                        YEAR ENDED     YEAR ENDED OF OPERATIONS)
                                      DECEMBER 31,  DECEMBER 31, TO DECEMBER 31,
                                              1995           1994        1993
                                      ------------   ------------  ------------
RATIOS:
  Net investment income to
   average net assets (b)<F9>                5.70%          4.35%   3.49%(a)<F8>
  Expenses to average net assets (b)<F9>     0.31%          0.39%   0.41%(a)<F8>
  Total realized losses to
   average net assets (Note 5)             (0.02%)        (1.95%)           -
  Capital contributions to average
    net assets (Note 5)                      0.11%          1.73%           -

(a)<F8>Annualized.
(b)<F9>Reflects a waiver of fees by the adviser, and an expense reimbursement by the adviser. If the voluntary waivers and reimbursement of expenses had not been in place, the ratio of net investment income to average net assets and expenses to average net assets would have been 5.53% and 0.47%, respectively, for the year ended December 31, 1995, 4.19% and 0.54%, respectively, for the year ended December 31, 1994 and 3.28% and 0.62%, respectively, for the period ended December 31, 1993.

See notes to financial statements.

PRIME MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

NOTE 1 - ORGANIZATION

Prime Money Market Portfolio (the ''Portfolio'') is a series of the Prime Portfolios and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which is organized as a trust under the laws of the State of New York. The Portfolio commenced operations April 5, 1993.

As discussed in Note 6, pursuant to the Agreement and Plan of Reorganization and Liquidation, the two investors in the Portfolio withdrew their respective investments following the close of business on December 31, 1995.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the
Portfolio:

  a) VALUATION OF INVESTMENTS - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

  b) INTEREST INCOME - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Portfolio, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Portfolio, accrued ratably to the date of expected maturity.

  c) FEDERAL INCOME TAXES - The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax is necessary. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The tax cost basis is substantially similar to the book cost basis of investment securities.

  d) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  e) OTHER - Investment transactions are accounted for on the date the security is purchased or sold. The Portfolio has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Portfolio to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Portfolio to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

  a) ADMINISTRATION FEES - On May 1, 1995, B.C. Ziegler and Company (''BCZ'') was hired to serve as administrator and exclusive placement agent to the Portfolio. BCZ provides management and administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with BCZ. Prior thereto, Signature Broker Dealer Services (''Signature'') served as administrator.

    For these services, BCZ receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.10% of the average daily net assets of the Portfolio, up to $200 million of net assets, and 0.05% of such assets over $200 million. For the year ended December 31, 1995, the Portfolio incurred total Administrative fees of $114,635 of which $31,940 was paid to Signature and $82,695 was paid to BCZ, of which $18,811 was voluntarily waived by BCZ during 1995.

  b) INVESTMENT ADVISORY FEES - Ziegler Asset Management, Inc. (''ZAMI'') a wholly-owned subsidiary of The Ziegler Companies, Inc., is the Investment Adviser to the Portfolio. For its services under the Investment Advisory Agreement, the advisor receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. For the year ended December 31, 1995, the Portfolio incurred total Advisory fees of $232,297 of which $174,070 was voluntarily waived by the advisor.

  c) TRUSTEE FEES - Independent Trustees of the Portfolio receive an annual fee of $10,000 and $500 for each meeting of the Board of Trustees attended. In addition, the Portfolio reimburses unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings. For the year ended December 31, 1995, the Portfolio incurred Trustee fees and expenses of $26,565.

  d) DEPOSITORY FEES - The Portfolio has entered into an agreement with BCZ to provide the Portfolio with depository services. For these services, the Portfolio currently pays BCZ a fee based on average daily net assets, computed monthly, at an annual rate of 0.055% on the first $50 million of net assets, 0.035% on the next $150 million of such assets, 0.030% on the next $300 million and 0.025% on amounts over $500 million of such assets. For the year ended December 31, 1995, the Portfolio incurred total Depository fees of $54,956.

  e) FUND ACCOUNTING FEES - The Portfolio has entered into an agreement with BCZ to provide the Portfolio with Accounting/Pricing services. For these services, the Portfolio currently pays BCZ a base fee base of $15,000 and a fee based on average daily net assets, computed monthly at an annual rate of 0.04% on net assets between $50 million and $100 million, 0.03% on the next $100 million of such assets, and 0.01% on amounts over $200 million of such assets. For the year ended December 31, 1995, the Portfolio incurred total Fund Accounting fees of $42,142.

NOTE 4 - INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of U.S. Government securities aggregated $7,954,682,855 and $7,925,252,445, respectively.

NOTE 5 - CAPITAL CONTRIBUTION

On December 29, 1995, BCZ made a capital contribution to Prospect Hill Prime Money Market Portfolio (''Prospect Hill'') totaling $46,981 to equalize the net asset value between Prospect Hill and Principal Preservation Portfolios, Inc. Cash Reserve Portfolio (''Cash Reserve''). Additionally, BCZ contributed capital to offset current year losses of $9,289 and prior year realized losses of $32,043. Neither BCZ or any of its affiliates received any shares of common stock or any other consideration in exchange for the contributions which increased assets of the Portfolio.

During the year ended December 31, 1995, BCZ contributed capital to Cash Reserve to offset realized losses of $14,488 and prior year realized losses of $25,204. Neither BCZ nor any of its affiliates received any shares of common stock or any other consideration in exchange for the contributions which further increased the assets of the Portfolio.

During the year ended December 31, 1994, certain of the Portfolio's U.S. Government adjustable rate securities declined in value as interest rates rose. These securities were U.S. Government floating or variable rate securities such as dual index floaters or securities whose indices lagged short term interest rates. On July 13, 1994 the Portfolio sold three U.S. Government adjustable rate securities for $3,239,792 (amortized cost $3,389,490). Prospect Hill Advisors, Inc., the Portfolio's former adviser, contributed capital in the aggregate amount of $149,698, offsetting the loss on the sale of the securities. Prospect Hill received no shares of common stock or other consideration in exchange for this contribution, which increased total net assets of the Portfolio.

During the period from July 28, 1994 through October 4, 1994, the Portfolio sold similar securities with book values aggregating $23,374,806 to persons who may be deemed affiliates of ZAMI. The fair value of the securities totalled $21,655,712. The sale has been treated as a realized loss to the Portfolio with an offsetting capital contribution of $1,719,094. The persons who may be deemed affiliates of ZAMI received no shares of common stock or other consideration in exchange for the contributions, which further increased total net assets of the Portfolio.

Additionally, an affiliate of ZAMI made cash contributions to offset capital losses totalling $52,354 during 1994. The affiliate of ZAMI received no shares of common stock or other consideration in exchange for the contributions, which further increased total net assets of the Portfolio.

NOTE 6 - SUBSEQUENT EVENT

Effective after the close of business on December 31, 1995, and pursuant to the terms of an Agreement and Plan of Reorganization and Liquidation by and between Prospect Hill Trust (on behalf of Prospect Hill), and Principal Preservation Portfolios, Inc. (''Principal Preservation'') (on behalf of Cash Reserve), Prospect Hill was reorganized in a tax-free reorganization into a newly-designated class of institutional shares of Cash Reserve. In anticipation of this transaction and pursuant to action taken by the Board of Directors of Principal Preservation, immediately prior to the reorganization of Prospect Hill, the capitalization of Cash Reserve was restructured to increase from 300 million to 400 million the number of shares of Principal Preservation's authorized common stock allocated to Cash Reserve, and those 400 million shares were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Class) and Class Y Common Stock (Institutional Class). All outstanding shares of Cash Reserve were redesignated (without otherwise affecting their rights and preferences) as shares of the Retail Class. Immediately prior to the reorganization, Prospect Hill and Cash Reserve each withdrew all of their net assets from the Portfolio. The affairs of Prospect Hill and the Portfolio are being wound up, and those two investment companies will be dissolved in accordance with the provisions of their respective Declarations of Trust and applicable laws.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Investors and Trustees of
  Prime Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Prime Money Market Portfolio (the ''Portfolio'') (a series of the Prime Portfolios) at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its supplementary data for each of the two years in the period ended December 31, 1995 and for the period April 5, 1993 (commencement of operations) through to December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as ''financial statements'') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


Milwaukee, Wisconsin
February 26, 1996

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

INVESTMENT ADVISER
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

ADMINISTRATOR, DISTRIBUTOR, TRANSFER
AND DIVIDEND DISBURSING AGENT,
SHAREHOLDER SERVICING AGENT AND
DEPOSITORY AND ACCOUNTING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles &Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT ACCOUNTANTS
   Price Waterhouse LLP
   100 East Wisconsin Avenue
   Suite 1500
   Milwaukee, Wisconsin 53202


This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc. Cash Reserve Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 178-2/96